                                   EXHIBIT 1
                                   ---------

          Executive Officers and Directors of Westar Industries, Inc.
                          and Western Resources, Inc.

Westar Industries, Inc. Executive Officers:

Name                               Position and Principal Occupation
----                               ---------------------------------

Paul R. Geist                      President and Chief Executive Officer
                                   Westar Industries, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   Executive Director, Corporate Strategy
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612s

Greg A. Greenwood                  Secretary and Treasurer
                                   Westar Industries, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   Senior Director, Corporate Finance
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Westar Industries, Inc. Directors:

Name                               Position and Principal Occupation
----                               ---------------------------------

David C. Wittig                    Director
                                   Westar Industries, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   Chairman of the Board, President and Chief
                                   Executive Officer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Carl M. Koupal, Jr.                Director
                                   Westar Industries, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                 SCHEDULE 13D
CUSIP No. 959425109              Page 2 of 5


                                   Executive Vice President, Chief
                                   Administrative Officer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Douglas T. Lake                    Director
                                   Westar Industries, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   Executive Vice President, Chief Strategic
                                   Officer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Western Resources, Inc. Executive Officers:

Name                               Position and Principal Occupation
----                               ---------------------------------

David C. Wittig                    Chairman of the Board, President and Chief
                                   Executive Officer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Carl M. Koupal, Jr.                Executive Vice President, Chief
                                   Administrative Officer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Douglas T. Lake                    Executive Vice President, Chief Strategic
                                   Officer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Thomas L. Grennan                  Executive Vice President, Electric Operations
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Richard D. Terrill                 Executive Vice President, General Counsel
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Rita A. Sharpe                     Executive Vice President, Shared Services
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                 SCHEDULE 13D
CUSIP No. 959425109              Page 3 of 5


James A. Martin                    Senior Vice President, Finance and Treasurer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Western Resources, Inc. Directors:

Name                               Position and Principal Occupation
----                               ---------------------------------

David C. Wittig                    Chairman of the Board
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   President and Chief Executive Officer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Frank J. Becker                    Director
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   Becker Investments, Inc.
                                   1441 Wakarusa Driveuite 200
                                   Lawrence, KS 66049

Dr. Gene A. Budig                  Director
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   Senior Advisor to the Commissioner of
                                   Baseball and Professor, Princeton
                                   Office of the Commissioner of Baseball
                                   245 Park Avenue, 28th Floor
                                   New York, NY 10167

Charles Q. Chandler, IV. Director
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                 SCHEDULE 13D
CUSIP No. 959425109              Page 4 of 5


                                   Chairman of the Board, President and Chief
                                   Executive Officer
                                   INTRUST Bank
                                   105 N. Main Street
                                   Wichita, KS 67202

Douglas T. Lake                    Director
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   Executive Vice President, Chief Strategic
                                   Officer
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

Owen F. Leonard                    Director
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   President and Treasurer
                                   KL Industries, Inc.
                                   Park 80 West, Plaza One
                                   Saddle Brook, NJ 07663-5807

John C. Nettels, Jr.               Director
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                   Partner
                                   Morrison & Hecker, LLP
                                   9 Corporate Woods, Suite 450
                                   9200 Indian Creek Parkway
                                   Overland Park, KS 66210-2008

Jane Dresner Sadaka                Director
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612

                                 SCHEDULE 13D
CUSIP No. 959425109              Page 5 of 5


Louis W. Smith                     Director
                                   Western Resources, Inc.
                                   818 S. Kansas Avenue, Topeka, KS 66612


                                   President and Chief Executive Officer
                                   Ewing Marion Kauffman Foundation
                                   4801 Rockhill Road
                                   Kansas City, MO 64110-2046